QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sonic Innovations, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Sonic Innovations, Inc.
2795 East Cottonwood Parkway, Suite 660
Salt Lake City, Utah 84121
Phone: (801) 365-2800

July 19, 2002

Dear Shareholder:

        You are cordially invited to attend a Special Meeting of Shareholders to be held at the Company's headquarters located at 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121 on August 20, 2002 at 9:00 a.m. MDT.

        The accompanying Proxy Statement describes the business to be transacted at the Special Meeting. It is important that your shares be represented whether or not you personally attend the Special Meeting. Regardless of the number of shares you own, your vote is important to us. In order to ensure that you will be represented, we ask you to please vote by telephone or sign, date and return the enclosed proxy card promptly. This will not limit your right to vote in person or to attend the Special Meeting.

        Thank you for your on-going support and continued interest in Sonic Innovations, Inc.

Sincerely,

President and Chief Executive Officer

SONIC INNOVATIONS, INC.
VOTING METHODS

        You may vote your shares by telephone or by mail. You may also revoke your proxy any time before the Special Meeting. Please help us save administrative and postage costs by voting by telephone—available 24 hours a day until 12:00 noon, EDT, on August 19, 2002.

BY TELEPHONE (only if your proxy card has a control number)

  1.
  On a touch-tone telephone, call toll-free 1-800-PROXIES (1-800-776-9437), 24 hours a day, seven days a week.

  2.
  Enter the company number and control number shown in the upper right corner of the proxy card when prompted.

  3.
  Follow the simple instructions.

BY MAIL

  1.
  Mark your selections on the enclosed proxy card.

  2.
  Date and sign your name exactly as it appears on your proxy card.

  3.
  Mail the proxy card in the enclosed postage-paid envelope.

        If your shares are held in "street name" through a broker, bank or other third party, you will receive instructions from that third party (who is the holder of record) that you must follow in order for your shares to be voted.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

SONIC INNOVATIONS, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DATE/TIME	9:00 a.m. MDT on August 20, 2002
PLACE	Sonic Innovations, Inc. 2795 East Cottonwood Parkway Suite 660 Salt Lake City, Utah 84121 Phone number: 1-801-365-2800
ITEMS OF BUSINESS	1.	Amendment of our 2000 Stock Plan to increase the number of shares of common stock available for issuance under the plan by 500,000 shares.
	2.	Take action on any other business that may properly be considered at the Special Meeting or any adjournment thereof.
VOTING
If you cannot attend the Special Meeting, you may vote your shares by telephone or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone voting procedures are described in the "General Information about the Special Meeting and Voting" section on the next page, as well as on the enclosed proxy card.
RECORD DATE	You may vote at the Special Meeting if you were a shareholder of record at the close of business on July 1, 2002.
By Order of the Board of Directors,

Secretary

This Notice of the Special Meeting, Proxy Statement and accompanying proxy card were mailed on or about July 19, 2002.

SONIC INNOVATIONS, INC.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

August 20, 2002

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of Sonic Innovations, Inc. of proxies to be voted at Sonic Innovations' Special Meeting of Shareholders to be held on August 20, 2002 and at any adjournment thereof.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Who may vote at the Special Meeting?

        The Board has set July 1, 2002 as the record date for the Special Meeting. If you were the owner of Sonic Innovations' common stock at the close of business on July 1, 2002, you may vote at the Special Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

  •
  Held directly in your name ("shareholder of record") with our transfer agent, American Stock Transfer & Trust; or

  •
  Held for you in an account with a broker, bank or other nominee ("street name").

How many shares must be present to hold the Special Meeting?

        A majority of Sonic Innovations' outstanding shares of common stock as of the record date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a quorum. On the record date, there were 19,665,811 shares of Sonic Innovations' common stock outstanding. Shares are counted as present at the Special Meeting if you:

  •
  Are present and vote in person at the Special Meeting; or

  •
  Have properly submitted a proxy card or voted over the telephone.

What proposals will be voted on at the Special Meeting?

        There is one proposal scheduled to be voted on at the Special Meeting:

  •
  Amendment to our 2000 Stock Plan to increase the number of shares of common stock available for issuance under the plan by 500,000 shares.

        In addition, shareholders will vote on any other business that may properly be considered at the Special Meeting or any adjournment thereof.

How many votes are required to approve the proposal?

        Approval of the amendment to the 2000 Stock Plan requires the "FOR" vote of a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

How are votes counted?

        You may vote "FOR", "AGAINST" or "ABSTAIN" on the proposal. If you abstain from voting on the proposal, it has the same effect as a vote against the proposal. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" the proposal.

        If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will not be voted because your broker does not have discretionary authority to vote on the proposal. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are counted in determining whether there is a quorum but will not be counted as votes cast on the proposal.

How does the Board recommend that I vote?

        Sonic Innovations' Board recommends that you vote your shares "FOR" the proposal.

How do I vote my shares without attending the Special Meeting?

        Whether you hold shares directly or in street name, you may vote without attending the Special Meeting. If you are a shareholder of record, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record, you may vote:

  •
  By Telephone—you may submit your proxy (if your proxy card has a control number) by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone you do not need to return your proxy card; or

  •
  By Mail—you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

        For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in many cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed. It is important that you provide such instructions to your broker, or your shares will not be voted.

        Telephone voting facilities for shareholders of record will close at 12:00 noon, EDT, on August 19, 2002.

How do I vote my shares in person at the Special Meeting?

        If you are a shareholder of record and wish to vote your shares at the Special Meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the Special Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we encourage you to vote by proxy card or telephone so your vote will be counted even if you later decide not to attend the Special Meeting.

What does it mean if I receive more than one proxy card?

        It means you hold shares registered in more than one account. To ensure all your shares are voted, sign and return each proxy card or, if you vote by telephone, vote once for each proxy card you receive.

May I change my vote?

        Yes. Whether you have voted by mail or telephone, you may change your vote and revoke your proxy by:

  •
  Sending a written statement to that effect to our Secretary prior to the Special Meeting;

  •
  Submitting a properly signed proxy card with a later date prior to the Special Meeting;

  •
  Voting by telephone at a later time prior to 12:00 noon, EDT, on August 19, 2002; or

  •
  Voting in person at the Special Meeting.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND
NAMED EXECUTIVE OFFICERS

        The following share ownership table sets forth information with respect to the beneficial ownership of our common stock as of July 1, 2002 by:

  •
  Each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of our common stock;

  •
  Each of our directors;

  •
  Each executive officer named in the Summary Compensation Table; and

  •
  All of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Of Shares Beneficially Owned, Amount That May Be Acquired Within 60 Days By Option Exercise	Percent of Outstanding Shares(1)
Entities affiliated with Venrock Associates 30 Rockefeller Plaza #5508 New York, NY 10112	2,306,644	(2)	—	11.7%
Entities affiliated with MPM Capital L.P. 601 Gateway Blvd., Suite 360 South San Francisco, CA 94080	2,002,999	(3)	—	10.2%
Entities affiliated with Morgenthaler Venture Partners 2730 Sand Hill Road Menlo Park, CA 94025	1,539,882	(4)	7,545	7.8%
Entities affiliated with T. Rowe Price 100 East Pratt Street Baltimore, MD 21202	1,113,753	(5)	—	5.7%
Andrew G. Raguskus	459,838		332,573	2.3%
Stephen L. Wilson	311,944		285,034	1.6%
Jorgen Heide	156,658		141,470	*
Gregory N. Koskowich	144,310		75,453	*
Robert P. Wolf	74,384		66,042	*
Anthony B. Evnin	2,314,189	(6)	7,545	11.8%
Luke B. Evnin	2,011,457	(7)	7,545	10.2%
Allan M. Wolfe	20,935	(8)	7,545	*
Kevin J. Ryan	60,417		10,417	*
G. Walter Loewenbaum II	244,300	(9)	—	1.2%
Lawrence C. Ward	—		—	—
Samuel L. Westover	—		—	—
All directors and executive officers as a group (14 persons)	5,951,430		1,082,169	28.7%

*
Less than 1.0%.

        The table above is based on 19,665,811 shares outstanding as of July 1, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days, as shown in the second column above, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person and are, therefore, included in the first column above. Such shares beneficially owned by any person are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

SHARE OWNERSHIP TABLE
FOOTNOTES

(1)
Percentages are derived by dividing "Number of Shares Beneficially Owned" (column 1) by the sum of 19,665,811 (the number of shares outstanding as of July 1, 2002) and any shares that may be acquired within 60 days of July 1, 2002 (column 2).

(2)
Based on information in a Schedule 13G Report filed February 14, 2002, Form 4 filings and Company records indicating that Venrock Associates and its affiliates ("Venrock") were the beneficial owners of 2,306,644 shares, of which Venrock had shared voting and dispositive powers.

(3)
Based on information in a Schedule 13G Report filed February 14, 2002 and Company records indicating that MPM Capital L.P. and its affiliates ("MPM") were the beneficial owners of 2,002,999 shares, of which MPM had sole voting and dispositive powers.

(4)
Based on information in a Schedule 13G Report filed February 14, 2002, Form 4 filings and Company records indicating that Morgenthaler Venture Partners and its affiliates ("Morgenthaler") were the beneficial owners of 1,539,882 shares, of which Morgenthaler had shared voting and dispositive powers.

(5)
Based on information in a Schedule 13G Report filed February 14, 2002 indicating that T. Rowe Price and its affiliates ("T. Rowe Price") were the beneficial owners of 1,113,753 shares, of which T. Rowe Price had sole voting power over 462,653 shares and sole dispositive power over 1,113,753 shares.

(6)
Includes 2,306,644 shares of common stock beneficially owned by entities associated with Venrock Associates, of which Dr. Anthony Evnin is a General Partner. Dr. Anthony Evnin shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership of these shares.

(7)
Includes 2,002,999 shares of common stock beneficially owned by entities associated with MPM Capital L.P., of which Dr. Luke Evnin is a General Partner. Dr. Luke Evnin shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership of these shares.

(8)
Includes 3,390 shares of common stock beneficially owned by Utah Ventures, of which Dr. Wolfe is a General Partner. Dr. Wolfe shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership of these shares.

(9)
Includes 27,200 shares owned by Mr. Loewenbaum's spouse, 80,000 shares owned by Mr. Loewenbaum's two children and 36,700 shares in two partnerships, of which Mr. Loewenbaum has shared voting and dispositive powers. Mr. Loewenbaum disclaims beneficial ownership of all of these shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table shows the cash compensation and certain other compensation paid or accrued by us to our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively the "Named Executive Officers") during fiscal years 2001, 2000 and 1999.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position					Securities Underlying Stock Options		All Other Compensation (1)
	Year	Salary	Bonus
Andrew G. Raguskus President and Chief Executive Officer	2001 2000 1999	$260,801 246,041 231,000	$	— 40,000 55,000	70,000 55,000 105,264		$	— — —
Jorgen Heide Vice President International	2001 2000 1999	213,349 202,917 192,917		— 30,000 45,000	60,000 32,000 63,158			— — —
Stephen L. Wilson Vice President and Chief Financial Officer	2001 2000 1999	212,346 203,167 31,667		— 30,000 82,000	50,000 30,000 289,474	(3)		— — —
Gregory N. Koskowich Vice President Research and Development	2001 2000 1999	203,317 192,917 175,833		— 28,000 35,000	60,000 32,000 63,158			— — —
Robert P. Wolf Vice President Sales and Marketing	2001 2000 1999	199,471 56,875 —		— 67,000 —	80,000 100,000 —	(3)		28,439 — —	(2)

(1)
Excludes the value of other compensation which in total did not exceed 10% of the Named Executive Officer's salary and bonus.

(2)
Reimbursed relocation expenses.

(3)
Granted in connection with the hiring of the Named Executive Officer.

Option/SAR Grants in Last Fiscal Year

        The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2001 to each of the Named Executive Officers. All options were granted under our 2000 Stock Plan. All options were granted at exercise prices equal to the fair market value of our common stock on the dates of grant. We have never granted any stock appreciation rights.

        The percentage of options granted is based on an aggregate of 851,463 options granted by us during the fiscal year ended December 31, 2001 to our employees, including the Named Executive Officers. The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term.

        The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and the option holder's continued employment through the vesting period.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share	Expiration Date
					5%	10%
A. Raguskus	70,000	8.2%	$3.49	11/19/11	$153,639	$389,351
J. Heide	60,000	7.0%	3.49	11/19/11	131,691	333,730
S. Wilson	50,000	5.9%	3.49	11/19/11	109,742	278,108
G. Koskowich	60,000	7.0%	3.49	11/19/11	131,691	333,730
R. Wolf	50,000	5.9%	6.18	5/9/11	194,328	492,466
	30,000	3.5%	3.49	11/19/11	65,845	166,865

        All options in this table were granted at an exercise price equal to the fair market value on the date of grant. Options with an expiration date of 5/9/11 vest at the rate of 1/4th one year from the date of grant and 1/48th per month thereafter with full vesting achieved in four years. Options with an expiration date of 11/19/11 vest at the rate of 1/48th per month from the date of grant with full vesting achieved in four years.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        The following table sets forth for each of the Named Executive Officers the number and value of exercisable and unexercisable stock options held at December 31, 2001. No stock options were exercised during 2001.

OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)*
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
A. Raguskus	—	$—	339,333	179,617	$1,150,255	$110,225
J. Heide	—	—	109,416	122,059	260,249	94,308
S. Wilson	—	—	245,386	124,088	190,632	96,447
G. Koskowich	—	—	56,994	124,483	83,443	79,221
R. Wolf	—	—	33,958	146,042	694	32,606

*
The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $4.60, the closing price per share of our common stock on the Nasdaq National Market on December 31, 2001.

Employment Agreements and Change-of-Control Arrangements

        Pursuant to a resolution of the Board of Directors, half of the shares subject to the initial stock options granted to the Named Executive Officers upon commencing their employment will immediately vest in the event of an acquisition of Sonic Innovations (with the exception of Mr. Wilson, whose benefits upon an acquisition are described below). Dr. Koskowich will receive a severance payment equal to six month's salary in the event that we terminate his employment. Mr. Wilson will receive a severance package of one year's salary, bonus and benefits in the event that we terminate his employment. In the event that Mr. Wilson is terminated following a change of control of Sonic Innovations, he will receive two year's salary and bonus and all of his then outstanding stock options will immediately vest.

Indemnification Agreements

        We indemnify our directors and officers against certain costs that could be incurred if they were made, or threatened to be made, a party to a legal proceeding because of their official status as a director or officer. The indemnification agreements, together with our charter documents provide for indemnification to the fullest extent permitted by Delaware law.

Director Compensation

        In 2001, directors were not paid any fee or other cash compensation for service as a director, although directors were reimbursed for reasonable expenses incurred in attending Board or Committee meetings. Effective January 1, 2002, directors are paid for their services as follows:

	Attended in Person	Attended by Telephone
• Each Board meeting	$2,500	$500
• Each Committee meeting	$500	$200

        Under our 2000 Stock Plan, each new non-employee director is granted a stock option for 15,000 shares of common stock, which vests at the rate of one-third on each annual anniversary from the date of grant. Following each Annual Meeting of Shareholders, each continuing non-employee director who has served as a director for at least the proceeding six months is granted a stock option for 6,000 shares of common stock, which fully vests one year from the date of grant.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees; nor has served as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

PROPOSAL 1
AMENDMENT TO OUR 2000 STOCK PLAN

        The 2000 Stock Plan was adopted by our Board of Directors in February 2000 and approved by our shareholders in March 2000. The 2000 Stock Plan provides for the issuance of a maximum of 6,263,158 shares of common stock. As of July 1, 2002, 75,412 shares remained available for grant under the 2000 Stock Plan.

Amendment to the 2000 Stock Plan

        In the last half of 2002, we expect to grant options for more than the 75,412 shares remaining in the 2000 Stock Plan as of July 1, 2002. Therefore, at the Special Meeting, shareholders are being asked to approve an amendment to our 2000 Stock Plan to increase the number of shares of common stock available for issuance under the 2000 Stock Plan by 500,000 shares to an aggregate of 6,763,158 shares. Our Board of Directors approved this amendment in May 2002. Approval of the amendment will result in 575,412 shares being available for grant under the 2000 Stock Plan.

Summary of the 2000 Stock Plan

        General.    The purpose of the 2000 Stock Plan is to help us attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants and to promote the success of our business. Options granted under the 2000 Stock Plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("the Code"), or nonstatutory stock options. Stock purchase rights may also be granted under the 2000 Stock Plan.

        Administration.    The 2000 Stock Plan may generally be administered by our board of directors or a committee appointed by the board, referred to as the administrator. The administrator may make any determinations deemed necessary or advisable for the 2000 Stock Plan.

        Eligibility.    Nonstatutory stock options and stock purchase rights may be granted to our employees, directors and consultants. Incentive stock options may be granted only to our employees. The administrator, in its discretion, selects which of our employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

        Limitations.    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the 2000 Stock Plan provides that no employee may be granted, in any fiscal year of ours, options and stock purchase rights to purchase more than 500,000 shares of our common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with us, he or she may be granted options and stock purchase rights to purchase up to an additional 500,000 shares of our common stock.

        Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

        (a)  Exercise Price. The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option and a nonstatutory stock option intended to qualify as "performance based compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of our common stock is generally determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the date the option is granted.

        (b)  Exercise of Option; Form of Consideration. The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 2000 Stock Plan generally vest and become exercisable over four (4) years. The 2000 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

        (c)  Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a

10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

        (d)  Termination of Service. If an optionee's service relationship with us terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three (3) months of such termination to the extent that the option is vested on the date of termination, but in no event later than the expiration of the term of such option as set forth in the option agreement. If an optionee's service relationship with us terminates due to the optionee's death or disability, the optionee or the optionee's personal representative, estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within twelve (12) months from the date of such termination.

        (e)  Nontransferability of Options. Unless otherwise determined by the administrator, options granted under the 2000 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

        (f)    Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Stock Plan as may be determined by the administrator.

        Stock Purchase Rights.    In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

        Director Options.    Stock option grants made to outside directors shall be non-qualified stock options only and are automatic and nondiscretionary. Each new outside director shall be granted an option to purchase 15,000 shares of common stock and each outside director who has served on the board for at least six (6) months prior to each annual meeting of shareholders shall be granted an option to purchase 6,000 shares of common stock. Vesting of the initial 15,000 share grant shall occur at the rate of 1/3 on each anniversary date of the grant. Vesting for any subsequent 6,000 share grant shall occur on the first anniversary date of the grant.

        Adjustments Upon Changes in Capitalization.    In the event that our common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2000 Stock Plan, the number of shares that may be added to the 2000 Stock Plan on an annual basis, the number of shares that may be granted to an optionee in any year and in connection with an optionee's initial employment with us, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2000 Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

        In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

        In connection with our merger with or into another corporation or our "change of control," as defined in the 2000 Stock Plan, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

        Amendment and Termination of the Plan.    Our board of directors may amend, alter, suspend or terminate the 2000 Stock Plan, or any part thereof, at any time and for any reason. However, we will obtain shareholder approval for any amendment to the 2000 Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the board of directors or shareholders may alter or impair any option or stock purchase right previously granted under the 2000 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 2000 Stock Plan shall terminate ten (10) years from the date the 2000 Stock Plan was adopted by our board of directors.

The foregoing is only a summary of the 2000 Stock Plan. It does not purport to be complete. A complete copy of the 2000 Stock Plan is attached as Exhibit A. Shareholders are encouraged to review the 2000 Stock Plan in its entirety.

Federal Income Tax Consequences

        Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after grant of the option and one (1) year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of ours. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

        Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because we may repurchase the stock when the purchaser ceases to provide services to us. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

        The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is our employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of ours.

The foregoing is only a summary of the effect of federal income taxation upon us and optionees with respect to the grant and exercise of options under the 2000 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

Vote Required

The approval of the amendment to increase of the number of shares of common stock available for issuance under the 2000 Stock Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR 2000 STOCK PLAN.

OTHER INFORMATION

Expenses of Solicitation

        Sonic Innovations will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and employees of Sonic Innovations, without extra compensation, may solicit proxies personally or by mail, telephone or fax.

Deadline for Receipt of Shareholder Proposals

        Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the Securities and Exchange Commission (the "SEC") under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). In order for a shareholder proposal to be considered for inclusion in Sonic Innovations' proxy statement for next year's Annual Meeting, the written proposal must be received by the Secretary at our offices no later than one hundred twenty (120) days prior to the date on which we mailed the Proxy Statement to shareholders in connection with this year's Annual Meeting. Given a mailing date of March 28, 2002, the deadline for shareholder proposals for next year's Annual Meeting will be November 26, 2002. In the event that the date of next year's Annual Meeting is changed by more than thirty (30) days from the date of this year's Annual Meeting, notice by the shareholder to be timely must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such Annual Meeting or ten (10) calendar days following the date on which public announcement of the date of next year's Annual Meeting is first made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address, as they appear on our books, of the shareholder proposing such business; (iii) the class and number of shares of our stock which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

        For any proposal that is not submitted for inclusion in next year's proxy statement but instead is sought to be presented directly at next year's Annual Meeting, SEC rules permit management to vote proxies in its discretion if Sonic Innovations: (a) receives notice before the close of business on November 26, 2002 and advises shareholders in next year's proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on November 26, 2002.

        All submissions to, or requests of, the Secretary should be made to our principal offices: 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

        SONIC INNOVATIONS WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF (i) ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AND (ii) ITS QUARTERLY REPORT ON FORM 10-K FOR THE QUARTER ENDED MARCH 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS, SONIC INNOVATIONS, INC., 2795 EAST COTTONWOOD PARKWAY, SUITE 660, SALT LAKE CITY, UTAH 84121.

        The Board of Directors knows of no other matters to be presented at the Special Meeting. If any other business properly comes before the Special Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Secretary

Exhibit A

SONIC INNOVATIONS, INC.
2000 STOCK PLAN
(Amended and restated as of January 1, 2002)

1.
Purposes of the Plan. The purposes of this 2000 Stock Plan are:

•
to attract and retain the best available personnel for positions of substantial responsibility,

•
to provide additional incentive to Service Providers, and

•
to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.
Definitions. As used herein, the following definitions shall apply:

          (a)  "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e)  "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)    "Common Stock" means the common stock of the Company.

          (g)  "Company" means Sonic Innovations, Inc., a Delaware corporation.

          (h)  "Director" means a member of the Board.

          (i)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (j)    "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, if reemployment upon expiration of a leave of absence approved by the Company is not guaranteed, on the 91st day of such leave any Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option.

          (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the

1

    closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination;

            (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (m)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (n)  "Inside Director" means a Director who is an Employee.

          (o)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q)  "Option" means a stock option granted pursuant to the Plan.

          (r)  "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (s)  "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)    "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (u)  "Outside Director" means a Director who is not an Employee.

          (v)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "Plan" means this 2000 Stock Plan.

          (x)  "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (y)  "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.

          (z)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (aa) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (bb) "Service Provider" means an Employee, Director or any provider of service to the Company.

          (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

2

          (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan.

          (ee) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 3,015,962 plus an annual increase to be added on each January 1st equal to the lesser of (i) 789,474 Shares, (ii) 5% of the outstanding shares on that date, or (iii) a lesser amount of Shares as determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.    Administration of the Plan.

          (a)  Procedure.

              (i)  Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)  Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

            (ii)  to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii)  to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

            (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase

3

    Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi)  to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii)  to institute an option exchange program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price;

          (viii)  to construe and interpret the terms of the Plan and Options and Stock Purchase Rights granted pursuant to the Plan;

            (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (x)  to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld;

          (xii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Options or Stock Purchase Rights.

        5.    Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

          (a)  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.

          (b)  Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

4

          (c)  The following limitations shall apply to grants of Options:

              (i)  No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

            (ii)  In connection with his or her initial service, an Employee may be granted Options to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

            (iii)  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

            (iv)  If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7.    Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

        8.    Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

          (a)  Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)  In the case of an Incentive Stock Option

              (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

5

          (b)  Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)  Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)  cash;

            (ii)  check;

            (iii)  promissory note;

            (iv)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii)  any combination of the foregoing methods of payment; or

          (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.  Exercise of Option.

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options will be suspended during any unpaid leave of absence.

        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. No option may be exercised after the expiration of the term as set forth in the Option Agreement. Unvested Shares at the date of termination, Disability, or death shall revert to the

6

Plan. If, after termination, Disability, or death, the Optionee's Options are not exercised within the timeframe specified herein, the unexercised Shares shall revert to the Plan.

          (b)  Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination.

          (c)  Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's Disability.

          (d)  Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution.

          (e)  Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.  Stock Purchase Rights.

          (a)  Rights to Purchase. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)  Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No

7

  adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

        12.  Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.  Formula Option Grants to Outside Directors. All grants of Options to Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (a)  All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

          (b)  No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options.

          (c)  Each person who first becomes an Outside Director following October 18, 2001 shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (d)  Each Outside Director shall be automatically granted an Option to purchase 6,000 Shares (a "Subsequent Option") on the date of each annual meeting of the stockholders of the Company occuring after the end of the Company's fiscal year 2001, if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

          (e)  The terms of each Option granted pursuant to this Section shall be as follows:

              (i)  the term of the Option shall be ten (10) years.

            (ii)  the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

            (iii)  subject to Section 14 hereof, the First Option shall vest and become exercisable as to 1/3 of the Shares subject to the Option on the first anniversary of its date of grant, as to 1/3 of the Shares subject to the Option on the second anniversary of its date of grant and as to the remaining 1/3 of the Shares subject to the Option on the third anniversary of its grant, provided that the Optionee continues to serve as a Director on such dates.

            (iv)  subject to Section 14 hereof, the Subsequent Option shall vest and become exercisable as to 100% of the Shares subject to the Option on the anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

        14.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a)  Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Plan pursuant to Section 3(c), the

8

  number of Shares that may be granted pursuant to the automatic grant provisions of Section 13 and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or its Parent. With respect to Options granted to an Outside Director pursuant to Section 13 that are assumed or substituted for, if following such assumption or substitution the Optionee's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise such Options as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Shares, including Shares which would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock on the effective date of the transaction provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair

9

  market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        15.  Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        16.  Amendment and Termination of the Plan.

          (a)  Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)  Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        17.  Conditions Upon Issuance of Shares.

          (a)  Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        18.  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.  Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        20.  Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

10

SPECIAL MEETING OF SHAREHOLDERS OF

SONIC INNOVATIONS, INC.

August 20, 2002

Co. #	Acct. #

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

YOUR CONTROL NUMBER IS /                          /

/*\ Please Detach and Mail in the Envelope Provided /*\

☒	Please mark your votes as in this example.
			FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote "FOR" Proposal 1.	1.	Proposal to amend the 2000 Stock Plan.	/ /	/ /	/ /
	2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.
	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature of Shareholder	Signature of Shareholder		Date:	, 2002

IF HELD JOINTLY

NOTE: Please date and sign exactly as your name appears above. When signing as executor, administrator, trustee or guardian, you must give your full title. When shares have been issued in the name of two or more persons, all must sign.

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Shareholders
SONIC INNOVATIONS, INC.

August 20, 2002

/*\ Please Detach and Mail in the Envelope Provided /*\

☒	Please mark your votes as in this example.
			FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote "FOR" Proposal 1.	1.	Proposal to amend the 2000 Stock Plan.	/ /	/ /	/ /
	2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.
	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature of Shareholder	Signature of Shareholder		Date:	, 2002

IF HELD JOINTLY

NOTE: Please date and sign exactly as your name appears above. When signing as executor, administrator, trustee or guardian, you must give your full title. When shares have been issued in the name of two or more persons, all must sign.

SONIC INNOVATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 20, 2002

        The undersigned hereby appoints Andrew G. Raguskus and Stephen L. Wilson, or either of them, as Proxies, with full power of substitution, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on August 20, 2002 at 9:00 a.m. MDT at the Company's Headquarters, 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, UT 84121, or any adjournments thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

(Continued and to be signed on the reverse side.)

QuickLinks

SONIC INNOVATIONS, INC. VOTING METHODS
SONIC INNOVATIONS, INC. NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SONIC INNOVATIONS, INC. PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS August 20, 2002
GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND NAMED EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PROPOSAL 1 AMENDMENT TO OUR 2000 STOCK PLAN
OTHER INFORMATION
SONIC INNOVATIONS, INC. 2000 STOCK PLAN (Amended and restated as of January 1, 2002)